Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
B456 SYSTEMS, INC., et al. (1)	Case Number: 12-12859 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Monthly Operating Report

For the Period March 1, 2013 through March 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR- 1a	X
Schedule of Professional Fees and Expenses Paid	MOR- 1b	X
Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post Petition Taxes				X
Summary of Unpaid Post Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ David Prystash
David Prystash	April 30, 2013

Notes:

The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, are: B456 Systems, Inc. (f/k/a A123 Systems, Inc.) (3876); B456 Securities Corporation (f/k/a/ A123 Securities Corporation) (5388); and Grid Storage Holdings LLC (N/A).  The above-captioned Debtors’ mailing address is c/o A123 Systems, Inc., 200 West Street, Waltham, Massachusetts 02451.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here include consolidated results for B456 Systems, Inc (the “Company”) as the Company has several non-debtor subsidiaries.  All information contained herein is unaudited and subject to future adjustment.  The Company maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein.  In addition, the Company maintains certain liabilities on its balance sheet (such as benefits and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein.

General Notes

Condensed Combined Debtor-in-Possession Financial Statements — The condensed combined financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent the condensed combined financial information for Debtors only. Non-debtor subsidiaries are not included in the condensed combined income statement or condensed combined balance sheet.

American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors’ condensed combined financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. The unaudited condensed combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and cash flows of the Debtors in the future.

Intercompany Transactions — Receivables and payables between the Debtors have been eliminated; however, intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise — As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Monthly Operating Report
March 1, 2013 through March 31, 2013

MOR-1
Debtors Combined Schedule of Operating Cash Flow
For the Period March 1, 2013 through March 31, 2013

(USD 000s)

BEGINNING CASH BALANCE (BANK) (1)	$189,660

RECEIPTS:
Accounts Receivable	831
Other	425
Total Receipts	$1,255
OPERATING DISBURSEMENTS(2)
Compensation & benefits	52
Operating disbursements	1,829
Intercompany Cash (From) / To Non- Debtors (3)	5
Total Operating Disbursements	$1,886

Restructuring Disbursements	—
Net Operating Cash Flow	$(630)

Assets Sale Transactions
Sale Proceeds	$—
Sale Related Payments/Transfers	$(35)
Net Asset Sale Proceeds	$(35)

Total Disbursements Excl. Professional Fees	$1,886

Professional Fees	1,327

Net Cash Flow	$(1,992)

Change in Check Float	(704)
ENDING CASH BALANCE(BANK)(1)	$186,963

Notes:

1.              Cash balances do not tie exactly to balance sheet as these do not include unavailable funds, outstanding checks, de-minimis bank account balances and other timing related differences.

2.              Disbursements reflect when the relevant disbursement accounts are funded via check or wire rather than when clearing the bank.

3.              Payment on account of invoices related to material procured from non-debtor subsidiaries.

MOR-1a
Schedule of Disbursements by Legal Entity
For the Period March 1, 2013 through March 31, 2013

(USD 000s)

Filing Enities:		Case No:	Total Disbursements (1)
1	A123 Systems, Inc.	12-12859	$3,213
2	A123 Securities Corporation	12-12860	$—
3	Grid Storage Holdings LLC	12-12861	$—
$3,213

Notes:

1.              Disbursements includes payments to third party vendors, suppliers, employees, professionals, interest, disbursements in accordance with various 1st day motions and transfers of cash from the Debtors’ to the Non-Debtors all in accordance with the Approved Budget, as defined in DIP Loan Agreement. Excludes disbursements related to the January 29, 2013 asset sale transactions including cure payments.

MOR-1b
Schedule of Professional Fees and Expenses Paid (1),(2)
For the Period March 1, 2013 through March 31, 2013

	Amount Paid this Period			Cumulative Amount Since Petition date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Alvarez & Marsal North America LLC	411,669	23,146	434,815	1,707,691	98,862	1,806,553
Blackstone Advisory Partners L.P.			—	1,904,613	6,024	1,910,637
Brown Rudnick LLP	301,321	24,861	326,181	1,337,343	55,856	1,393,200
Latham & Watkins LLP	—	—	—	3,935,670	91,219	4,026,889
Lazard Frères & Co. LLC	140,000	6,196	146,196	4,480,000	6,720	4,486,720
Richards, Layton & Finger, P.A	—	—	—	424,459	59,985	484,444
Logan & Company, Inc.			—	9,936	352,527	362,463
Saul Ewing LLP	42,435	4,682	47,117	105,058	9,656	114,714
TOTAL	895,425	58,885	954,310	13,904,771	680,850	14,585,621

Professional	Role
Alvarez & Marsal North America LLC	Debtors’ Financial Advisors
Blackstone Advisory Partners L.P.	Financial Advisor to UCC
Brown Rudnick LLP	UCC Counsel
Latham & Watkins LLP	Debtors’ Bankruptcy Co-Counsel
Lazard Frères & Co. LLC	Debtors’ Investment Banker
Richards, Layton & Finger, P.A	Debtors’ Bankruptcy Co-Counsel
Logan & Company, Inc.	Debtors’ Administrative Advisor
Saul Ewing LLP	UCC Co-Counsel

Notes:

1.              Debtors’ & UCC retained financial professionals as approved by the Court.

2.              Fees for Blackstone and Lazard include fees paid upon closing in connection with the sale transactions as approved by the Court.

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal
For the Period March 1, 2013 through March 31, 2013

Bank Account Reconciliations & Cash Disbursements Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis.  The Debtors affirm that within its financial accounting systems, check registers and/or disbursements journals are maintained for each disbursement account.

Bank statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that no bank account(s) were closed during the current reporting period.

•                  None

Opened Bank Accounts

The Debtors affirm that no bank account(s) was opened during the current reporting period.

•                  None

MOR-2
Debtors Condensed Combined Statements of Operations
For the Period October 16, 2013 through March 31, 2013, and
March 1, 2013 through March 31, 2013
(USD 000s -Unaudited)

	Oct. 16, 2012- Mar. 31, 2013	Mar. 1 2013- Mar. 31 2013
Total Revenue	$61,597	$—

Cost of Goods Sold	70,982	—

Gross Profit (Loss)	(9,384)	—

Operating Expenses
Research and Development	16,343	9
Sales & Marketing	3,153	0
General and Administrative	53,383	1,987
Total Operating Expenses	72,879	1,997

Operating Profit (Loss)	$(82,264)	$(1,997)

Interest (Expense), Net	(19,762)	0
Gain (Loss) on Sale	(38,426)	—
Gain (Loss) on Assets Adjustments	—	—
Gain (Loss) on Foreign Exchange	(734)	—
Fair value adjustments	14,323	—
Income (Loss) Before Income Taxes	(126,863)	(1,997)

Provision for Income Tax	126	—

Net Income (Loss)	(126,737)	(1,996)

MOR-3
Debtors Condensed Combined Balance Sheets

As of the Petition Date and March 31, 2013
 (USD 000s- Unaudited)

	Oct. 15, 2012	Mar. 31, 2013
Current Assets
Cash	$18,140	$196,168
Restricted Cash	2,216	1,079
Accounts Receivable, net	17,882	3,400
Inventory	70,580	—
Intercompany Receivables from Non-Debtors	20,005	3,740
Prepaid & Deferred Assets	26,005	1,810
Total Current Assets	$154,830	$206,197
Property & Equipment - Net	$71,924	—
Goodwill & Intangibles	—	—
Long Term Grant Receivable	101,804	—
Other Assets	7,788	483
Intercompany Note Receivable from Non-Debtors	59,033	12,898
Other Long Term Investments	2,000	—
Investment in Subsidiaries	98,509	—
TOTAL ASSETS	$495,888	$219,578
Liabilities & Shareholders Equity (Deficit)
Current Liabilities
Accounts Payable	—	1,075
Accrued Expenses	47,049	10
Deferred Liabilities	51,233	—
Interim Debtor In Possession Loan	—	—
Inter Company Payables to Non-Debtors	—	1,230
Other	6,270	4,442
Total Current Liabilities	$104,552	$6,756
Long Term Debt	$4,035	$—
Other Liabilities	18,737	$—
Total Liabilities	$127,324	$6,756
Liabilities Subject to Compromise
InterCompany Payables to Non-Debtors	$20,439	$4,602
Obligations to Third Parties	207,065	$202,002
Total Liabilities Subject to Compromise	$227,504	$206,604
Shareholders Equity (Deficit)	$141,060	$6,218
Total Liabilities & Shareholders Equity (Deficit)	$495,888	$219,578

See Notes to Debtors Condensed Combined Balance Sheets on the following page

MOR-3
Notes to Debtors Condensed Combined Balance Sheets

As of the Petition Date and March 31, 2013
 (USD 000s - Unaudited)

1.              Debt is comprised of the following:

	15-Oct-12	31-Mar-13
Senior Secured Bridge Loan Facility	12,500	—
Less discount related to fair value of associated warrants	(11,287)	—
Net Senior Secured Bridge Loan Facility	1,213	—
Mass clean energy loan	2,822	—
Interim Debtor In Possession Loan	—	—
Total	4,035	—
Less amounts classified as current	—	—
LongTerm Debt	4,035	—

2.              Liabilities subject to compromise consist of the following:

	15-Oct-12	31-Mar-13
Liabilities Subject to Compromise
2015 Convertible Notes	$2,748	$2,759
3.75% 2016 Convertible Notes	140,744	143,750
Accounts Payable	29,131	10,332
Accrued Expenses	7,601	45,161
Non -Debtor Intercompany Payables	20,439	4,602
Deferred Revenue	130	—
Other Liabilities	12,388	—
Preferred Stock Warrant Liability	14,323	—
TOTAL	$227,504	$206,603

Declaration Regarding the Status of Post Petition Taxes of the Debtors

As of March 31, 2013

COMMONWEALTH OF MASSACHUSETTS,

MIDDLESEX COUNTY

David Prystash hereby declares and states:

1. I am Chief Financial Officer for B456 Systems, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”).  I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights. (1)

Dated: April 30, 2013	Respectfully submitted,

Waltham, Massachusetts
/s/ David Prystash

David Prystash

(1) The Debtors use ADP for the remittance of all payroll taxes.

MOR-4

Combined Debtors Summary of Unpaid Post Petition Accounts Payable

March 31, 2013

(USD 000s - Unaudited)

	Days Past Due (1)
	Current	1-30 Days	31-60 Days	61-90 Days	> 90 Days	Total

Trade Debt	$265	$236	$361	$99	$43	$1,004
	26%	24%	36%	10%	4%	100%

Other Payables
Uninvoiced Receipts						$71

Total Post - Petition Accounts Payable						$1,075

Notes:

1.              Days since date of invoice.

MOR-5
Combined Debtors Accounts Receivable and Aging
March 31, 2013
(USD 000s - Unaudited)

	Days Aged (net)
	Current	1-30 Days	31-60 Days	61-90 Days	> 90 Days	Total
Customer Receivables	—	—	—	—	60	$60
	0%	0%	0%	0%	100%	100%

Adjustments
Prepetition LC Cash Collateral						$3,340
Total Accounts Receivable						$3,400

MOR-6
Debtor Questionnaire
For the Period March 1, 2013 through March 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.

Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X